Exhibit 99.1

1 CREATE A COVER SLIDE Cadrenal Therapeutics, Inc. NASDAQ: CVKD August 2023

2 Cautionary Statement Concerning Forward Looking Statements This document contains forward - looking statements. In addition, from time to time, we or our representatives may make forward - looking statements orally or in writing. We base these forward - looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward - looking statements relate to future events or our future performance, including: our financial performance and projections; our growth in revenue and earnings; and our business prospects and opportunities. You can identify forward - looking statements by those that are not historical in nature, particularly those that use terminology such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “hopes” or the negative of these or similar terms. In evaluating these forward - looking statements, you should consider various factors, including: our ability to successfully develop and commercialize product candidates, our ability to raise capital when needed, and the competitive environment of our business. These and other factors may cause our actual results to differ materially from any forward - looking statement, including those risk factors disclosed in our Annual Report on Form 10 - K for the year ended December 31, 2023 filed with the Securities and Exchange Commission on March 30, 2023. Forward - looking statements are only predictions. The forward - looking events discussed in this document and other statements made from time to time by us or our representatives may not occur, and actual events and results may differ materially and are subject to risks, uncertainties, and assumptions about us. We are not obligated to publicly update or revise any forward - looking statement, whether as a result of uncertainties and assumptions, the forward - looking events discussed in this document, and other statements made from time to time by us or our representatives might not occur.

Corporate Overview

Late-stage Ready Drug with Orphan Drug and Fast track Designations

- **Developing tecarfarin, a late-stage novel oral and reversible anticoagulant (blood thinner) to prevent heart attacks, strokes and deaths due to blood clots in patients with certain rare medical conditions where “Legacy” Vitamin K Antagonists (e.g. warfarin) have failed to achieve sufficiently reliable anticoagulation. These areas include:**
  - End Stage Kidney Disease (ESKD) with Atrial Fibrillation (AFib)
  - Left Ventricular Assist Devices (LVADs)
  - Antiphospholipid Syndrome (APS)
- **Tecarfarin was designed as a Vitamin K Antagonist specifically to solve warfarin's metabolism problem via an alternate pathway that is abundant and essentially insaturable, providing a much more reliable pharmacokinetic profile.**
  - Orphan drug and Fast track designations for ESKD with AFib providing for 7-year marketing exclusivity
  - Phase III remaining for ESKD with AFib; pursuing development for patients with LVADs and/or APS
  - Tecarfarin has been evaluated in 11 clinical trials in 1,003 subjects and has generally been well-tolerated in healthy adult subjects and patients with chronic kidney disease (CKD).
  - Approximately $90 million invested in clinical and regulatory work to date.
- **U.S. market potential estimated in excess of $2 billion for three focused rare medical condition indications.**

CADRENAL THERAPEUTICS

[1] *Based upon 2019 study, adjusted for inflation.*

3

4 TECARFARIN OPPORTUNITY

The Problem: Rare Medical Conditions Lacking Effective Anticoagulation

Tecarfarin is targeted for indications where warfarin FAILS to achieve sufficiently stable anticoagulation and DOACs (Eliquis-class drugs) are NOT widely prescribed for these rare medical conditions.

- **In 1954, warfarin, first developed as a rat poison, was approved to treat and prevent blood clots.**
  - Warfarin was widely used until 2010 when Pradaxa was approved.
  - Sub-optimal anticoagulation for the patients with certain rare medical conditions
- **Between 2010-2015, the FDA approved the first innovations in 50+ years to treat and prevent blood clots.**
  - Direct Oral Anticoagulants (DOACs) - Pradaxa, Xarelto, Eliquis and Savaysa
- **DOACs are not prescribed for a wide range of indications, including implanted medical devices for heart diseases, such as left ventricular assist devices**
  - No known ongoing clinical trials or future research for rare medical conditions

CADRENAL THERAPEUTICS
5

Tecarfarin Looks to Solve Warfarin's Major Problems

Tecarfarin potentially provides a more stable anticoagulation than warfarin due to its metabolism, thereby decreasing the risk of stroke and bleeding

Warfarin

CHALLENGING TO CONTROL

despite nearly 70 years of experience

Metabolism via the cytochrome P450 pathway

Significant variability in PK due to genetic variants and competition with other drugs

MAJOR PROBLEM
for patients with rare medical conditions

Variable/Unreliable anticoagulation
in patients at high risk for thrombotic events

Tecarfarin

SPECIFICALLY DESIGNED

to solve the warfarin metabolism problem

Metabolized via an alternate pathway that is abundant and essentially insaturable

Reliable, stable PK profile

STABLE ANTICOAGULATION
with proven mechanism of action
for patients with rare medical conditions

CADRENAL THERAPEUTICS

6

7 Tecarfarin Clinical Development Pipeline Program Prioritized Target Indications Regulatory Strategy/Status Development Phase Discovery Preclinical Phase I Phase II Phase III Tecarfarin End Stage Kidney Disease with AFib FDA Orphan Drug Designation Granted FDA Fast Track Designation Granted EMA Orphan Drug Designation In process Left Ventricular Assist Devices (LVADs) Developing Antiphospholipid Syndrome (APS) Developing Late - stage ready drug with orphan drug and Fast track designations

8 Large Addressable Market Opportunities for Rare Medical Conditions * Based on management’s market analysis studies and expected adoption rates. 8 Approximately $600 Million Annual Market Potential (if approved by the FDA) * Left Ventricular Assist Devices Antiphospholipid Syndrome 14,000 patients 167,000 patients Approximately $1 Billion Annual Market Potential (if approved by the FDA) End Stage Kidney Disease with AFib 150,000 patients Approximately $1 Billion Annual Market Potential (if approved by the FDA) U.S. market potential estimated in excess of $2 billion for three focused rare medical condition indications

Premium Pay for High Value Cardiovascular Orphan Drugs

Track record of recent transactions for orphan drugs in cardiovascular space

CAMZYOS → Bristol Myers Squibb

Developed by MyoKardia and the company was subsequently acquired by BMS for $13 billion

FDA DESIGNATIONS	Orphan Drug, Priority Review
EXPEDITED APPROVAL	Based on a 251-patient study called EXPLORER, in which patients randomized to take the drug had significantly better peak oxygen consumption and improved on a widely used measurement of heart failure when compared to those who got a placebo.
INVESTIGATORS ASSESSED	The primary composite functional endpoint, assessed at 30 weeks, was defined as the proportion of patients who achieved either improvement of peak oxygen consumption (pVO_2) by ≥1.5 mL/kg/min plus improvement in NYHA class by at least 1 or improvement of pVO_2 by ≥3.0 mL/kg/min plus no worsening in NYHA class.
PRICE	$89,500 a year ($245/day) – *one of the most expensive CV drug*
NOTABLY	The approval came with a warning for the risk of heart failure and an FDA-mandated plan to manage that risk.

FoldRx → Pfizer

Developed by FoldRx with $88 million in private financing, before FoldRx was subsequently acquired by Pfizer

FDA DESIGNATIONS	Orphan Drug, Fast Track, Priority Review & Breakthrough Therapy
EXPEDITED APPROVAL	Based on ATTR-ACT trial (Transthyretin Amyloidosis Cardiomyopathy Clinical Trial) - randomized 441 patients to tafamidis or placebo for 30 months
INVESTIGATORS ASSESSED	All-cause mortality followed by CV hospitalizations
PRICE	$225,000 a year ($616/day) - *the most expensive CV drug*
YEAR 2 SALES FOLLOWING LAUNCH	$1.3 billion collectively for Vyndaqel® and Vyndamax®

CADRENAL THERAPEUTICS

9

Why Tecarfarin Now?

Tecarfarin is targeted for indications where warfarin FAILS to achieve sufficiently stable anticoagulation and DOACs (Eliquis-class drugs) are NOT widely prescribed for these rare medical conditions.

1. Certain rare medical conditions requiring chronic anticoagulation where warfarin has been unreliable, and DOACs (Eliquis-class drugs) are either contraindicated or not prescribed for these conditions.
2. Tecarfarin provides potentially more stable anticoagulation than warfarin because of its metabolism, thereby decreases the risk of stroke and bleeding.
3. Retrometabolic drug design process targets a different metabolic pathway from the one targeted by warfarin.
4. Provides stable and effective anticoagulation based on studies demonstrating stable INR.
5. Tecarfarin's pharmacokinetics (renal clearance and plasma half-life) were not significantly affected by severe renal impairment. In contrast, warfarin clearance was substantially reduced resulting in a significant increase in half-life based on a head-to-head PK study.
6. Newest class anticoagulants (Factor XIs) are still in development and are not being pursued for these rare medical conditions.

CADRENAL THERAPEUTICS

10

11 CLINICAL DATA

Vitamin K Antagonism Inhibits Multiple Factors (II, VII, IX, X, Proteins C & S) in the Clotting Cascade vs. Single Targets of Newer Agents

Proven mechanism of action resulting in clinically meaningful anticoagulation in certain conditions where DOACs have failed


CONTACT ACTIVATION PATHWAY
FXIIa
FXIa
FIXa
MULTI-TARGETS VKA
TF-FVIIa complex
MULTI-TARGETS VKA
FVIIa
TF
TISSUE FACTOR (TF) PATHWAY
COMMON PATHWAY
FVIIIa
Tenase complex (FIXa + FVIIIa)
SINGLE-TARGET DOACs
ANTI-Fxa
Apixaban
Edoxaban
Rivaroxaban
FXa
Prothrombinase complex (FIXa + FVIIIa + FXa)
MULTI-TARGETS VKA
SINGLE-TARGET DOACs
ANTI-FIIa
Dabigatran
FIIa
MULTI-TARGETS VKA
CLOTTING
clotting

CADRENAL THERAPEUTICS

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13 13 Tecarfarin is Designed to be an Improvement to Warfarin Whitlock RP, Fordyce CB, Midei MG, et al. A randomized, double blind comparison of tecarfarin, a novel vitamin K antagonist, wit h warfarin. The EmbraceAC Trial. Thromb Haemost. 2016;116(2):241 - 250. doi:10.1160/TH15 - 11 - 0910 Percent Time in Therapeutic Range tends to favor Tecarfarin in multiple patient subgroups Tecarfarin was as effective as warfarin in patients with normal renal function Randomized, double - blind clinical trial N=607 P atients with indications for chronic anticoagulation Tecarfarin (n = 304) Warfarin (n = 303) 66.3 68.4 Warfarin Tecarfarin Patients with Mechanical Heart Valves n= 42 42 69.5 76.5 Warfarin Tecarfarin Patients with any CYP2C9 Variant Allele and on CYP2C9 - interacting Drugs n= 31 24 Patients Taking CYP2C9 - interacting Drugs n= 87 92 69.9 72.2 60 65 70 75 80 Warfain Tecarfarin Time in Therapeutic Range (%) 0 Tecarfarin is more effective in certain patient subgroups

14 44 15 0 5 10 15 20 25 30 35 40 45 50 Warfarin Tecarfarin Percent Increase 20 - 8 -10 -5 0 5 10 15 20 25 Warfarin Tecarfarin Percent Increase/Decrease AUC t 1/2 Kidney Failure Had a Significant Impact on Warfarin PK vs Tecarfarin Percent Increase in Exposure for Chronic Kidney Disease subjects vs Healthy subjects for Warfarin and Tecarfarin (n =23) Albrecht D, Turakhia MP, Ries D, et al. Pharmacokinetics of Tecarfarin and Warfarin in Patients with Severe Chronic Kidney Di sea se. Thromb Haemost. 2017;117(11):2026 - 2033. doi:10.1160/TH16 - 10 - 0815 Tecarfarin metabolism not as impacted by kidney failure

15 15 Despite the Significantly Increased Risk of Stroke in ESKD pts with AFib, Most Patients are Not Anticoagulated Due to the Lack of Evidence of Benefit 1. Yoon CY, Noh J, Jhee JH, et al. Warfarin Use in Patients With Atrial Fibrillation Undergoing Hemodialysis: A Nationwide Popul ati on - Based Study. Stroke . 2017;48(9):2472 - 2479. doi:10.1161/STROKEAHA.117.017114 2. Randhawa MS, Vishwanath R, Rai MP, et al. Association Between Use of Warfarin for Atrial Fibrillation and Outcomes Among Pati ent s With End - Stage Renal Disease: A Systematic Review and Meta - analysis. JAMA Netw Open. 2020;3(4):e202175. doi:10.1001/jamanetworkopen.2020.2175 70.7% 29.3% 0% 20% 40% 60% 80% 100% Warfarin Non - user Warfarin User (N=9,974) 1 n= 7,053 2,921 78.0% 22.0% Warfarin Non - user Warfarin User (N=47,480) 2 n= 37,035 10,445 Use of warfarin in ES K D + AFib Patients 1 Most patients with ESKD + AFib are not prescribed ANY anticoagulation to reduce their risk of stroke

16 Trial terminated prematurely due to an excess of thromboembolic and bleeding events among patients in the dabigatran group Dabigatran Versus Warfarin in Patients with Mechanical Heart Valves EXCESS RISK AND NO BENEFIT Eikelboom , JW. et al. New England Journal of Medicine. 2013. DOI: 10.1056/NEJMoa1300615 Dabigatran N=168 N (%) Warfarin N=84 n (%) Ischemic or unspecified stroke 9 (5.4) 0 Major bleeding 7 (4.2) 2 (2%) Dose adjustment or discontinuation of dabigatran ( a s - treated analysis) 32% 0.0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 0.9 1.0 0 50 100 150 200 250 300 350 400 First Bleeding Event Days Warfarin Dabigatran Warfarin Dabigatran Days First Thromboembolic Event 0.0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 0.9 1.0 0 50 100 150 200 250 300 350 400 Probability of Event Free Survival Probability of Event Free Survival Freedom from First Thromboembolic Event Freedom from First Bleeding Event

17 Composite arterial thrombosis 5.43 (1.87, 15.75) Venous thromboembolism events 1.20 (0.31, 4.55) Composite of arterial or venous thrombosis 4.46 (1.12, 17.84) Stroke 10.74 (2.29, 50.38) Major bleeding 1.02 (0.42, 2.47) All - cause death 1.43 (0.44, 4.62) 0.1 1 10 100 Higher in VKAs Higher in DOACs Khairani CD, Bejjani A, Piazza G, et al. J Am Coll Cardiol . 2023;81(1):16 - 30. doi:10.1016/j.jacc.2022.10.008 Use of DOACs compared with VKAs was associated with: • Increased odds of arterial thrombotic events, especially stroke • No change in the odds of VTE or major bleeding • Results were consistent within subgroups Vitamin K Antagonists (VKAs) Direct Oral Anticoagulants (DOACs) R Patients with Thrombotic APS N = 474 RAPS UK (N = 116) TRAPS Italy (N   =   120) Ordi - Ros, et al. Spain (N   =   190) ASTRO - APS US (N   =   48) TRIAL SITES RESULTS Antiphospholipid Syndrome (APS) Patients Randomized to DOACs Have Increased Arterial Thrombosis Risk While VKA is preferred therapy patients with APS treated with Warfarin have high rates of recurrent thrombosis

18 UPCOMING MILESTONES

Accomplishments, Goals and Future Milestones

Accomplishments		Future Goals and Milestones	
Received Orphan Drug Designation for the prevention of systemic thromboembolism of cardiac origin in patients with ESKD and AFib.	✓	Trial Design for Left Ventricular Assist Devices (LVADs)	H2 2023
Granted Fast Track designation for the prevention of systemic thromboembolism of cardiac origin in patients with ESKD and AFib.	✓	Trial Design for Antiphospholipid Syndrome	H2 2023
Completed Initial Public Offering in January 2023 and Follow-On Offering to Raise a Combined $14.5 million in 2023	✓	Advance CMC/Manufacturing program	H2 2023
Formed Scientific Advisory Board in support of the development of tecarfarin	✓	Licensing and Partnership Developments	H1 2024
Expanded focus for tecarfarin development for patients with implanted medical devices for heart diseases	✓	Commence a Registration Study	2024

CADRENAL THERAPEUTICS

19

20 MANAGEMENT, BOARD & SCIENTIFIC ADVISORY BOARD

21 Leadership Team Quang Pham CEO & Founder, Chairman Douglas Losordo, MD Chief Medical Officer Matthew Szot, CPA Chief Financial Officer John R. Murphy Director Steven Zelenkofske, OD Director Glynn Wilson, PhD Director Robert Lisicki Director

22 Scientific Advisory Board (SAB) Christopher Granger, MD o Professor of Medicine in the Division of Cardiology at Duke University o Member, Duke Clinical Research Institute (DCRI) Sean Pokorney, MD, MBA o Electrophysiologist and Assistant Professor of Medicine Elaine M. Hylek, MD, MPH o Professor of Medicine, Boston University School of Medicine o Director of the Thrombosis and Anticoagulation Service at Boston Medical Center (BMC) C. Michael Gibson, MD o Professor of Medicine, Harvard Medical School o Interventional Cardiologist, Beth Israel Deaconess Medical Center o President & CEO, Baim Institute for Clinical Research Wolfgang C. Winkelmayer, MD, MPH o Chief, Section of Nephrology, Professor of Medicine, Baylor University o Director, Selzman Institute for Kidney Health Richard Whitlock, MD o Cardiac Surgeon and Professor of Surgery, McMaster University Medical Center o Investigator, Population Health Researchtute A. Michael Lincoff, MD o Vice Chairman, Dept. of Cardiovascular Medicine, Cleveland Clinic o Director of Clinical Research, Lerner Research Institute

23 FINANCIALS & HIGHLIGHTS

24 Cap Table (as of 8/10/23) Cash (at 8/10/23) $9.6 million Debt NONE Common Shares Outstanding (excluding pre - funded warrants) 13,022,754 Pre - Funded Warrants 2,985,715 As Adjusted – Common Shares Outstanding 16,008,469 Warrants – Investors (avg. $1.75) 4,285,715 Warrants - Underwriter & Placement Agt. Warrants (avg. $2.68) 389,071 Stock Options Outstanding (avg. $0.86) 1,175,000 Financial Summary Q2 2023 Financial Results Operating Expenses (excluding non - cash items) $834,605 Market Capitalization As of 8/10/23 $11.9 million Insider Ownership (Common Stock) Insider Ownership as Percent of Shares Outstanding 47%

Summary of Highlights

CADRENAL THERAPEUTICS ADVANTAGE

PORTFOLIO

- Late-stage ready orphan drug candidate with IP rights in North America, Europe, Australia, Asia and Africa
- One 7-year U.S. orphan drug marketing exclusivity potential upon orphan drug approval

R&D

- Retrometabolic design eliminates or minimizes the CYP450 metabolism in the liver

REGULATORY

- FDA orphan drug designation of tecarfarin for patients with ESKD + AFib
- FDA Fast Track designation
- Pursuing possible use for patients with left ventricular assist devices (LVADs) and Antiphospholipid Syndrome (APS)

CLINICAL

- Expected single pivotal Phase 3 placebo-controlled trial remaining for tecarfarin (N=492), based on latest FDA correspondence
- Existing safety database with 1,003 subjects in 11 clinical trials

COMMERCIAL

- More than $2 billion U.S. annual market potential for tecarfarin drug candidate

CADRENAL THERAPEUTICS

25

26 Contact Us Matthew Szot CFO matthew.szot@cadrenal.com Quang Pham CEO & Founder quang.pham@cadrenal.com

27 APPENDIX

Warfarin vs Tecarfarin Metabolism Pathways

Tecarfarin provides potentially a more reliable anticoagulation than warfarin because of its metabolism, thereby decreases the risk of stroke and bleeding.



Warfarin
CYP450
Drug interactions
Genetic variations
R-Warfarin
S-Warfarin
7 Different CYP450 Isoenzymes involved in Warfarin Metabolism!
CYP1A1
CYP3A4
CYP1A1
CYP2C9
CYP2C9
CYP2C9
CYP2C9
CYP1A2
CYP1A2
CYP2C18
CYP2C19
CYP2C8
~30% of population CYP2C9 genetic variations
6-hydroxywarfarin
8-hydroxywarfarin
10-hydroxywarfarin
7-hydroxywarfarin
4-hydroxywarfarin
7-hydroxywarfarin
6-hydroxywarfarin
dehydroxywarfarin
ABCB1
Elimination via bile
Elimination via kidney
Tecarfarin
Human CarboxylEsterase 2 (CES2)
Tecarfarin
CES2
Although genetic variation in CES2 has been identified there have been no reports of clinically significant impact
Elimination via bile

CADRENAL THERAPEUTICS

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Warfarin Metabolism via CYP450 is Complicated by Known Competitors, Inhibitors and Inducers and the Established Impact of Genetic Variants

Enzymes	Substrates	Inhibitors	Inducers
CYP 3A4	amlodipine, simvastatin, **warfarin**, amiodarone, sildenafil, midazolam, fluoxetine, haloperidol, codeine, oxycodone, methadone, fentanyl	ciprofloxacin, ketoconazole, ritonavir, methylprednisone, imatinib, tamoxifen, cimetidine, grapefruit juice	simvastatin, efavirenz, pentobarbital, carbamazepine, phenobarbital, phenytoin, valproic acid, caffeine
CYP IA2	alosetron, caffeine, duloxetine, melatonin, ramelteon, tacrine, tizanidine	ciprofloxacin, enoxacin, fluvoxamine, oral contraceptives, phenylpropanolamine	montelukast, phenytoin, smoking components of cigarettes
CYP 2C8	repaglinide, paclitaxel, methadone	gemfibrozil, fluvoxamine, ketoconazole, trimethoprim	rifampin
CYP 2C9	celecoxib, **warfarin**, phenytoin	amiodarone, fluconazole, miconazole, oxandrolone, capecitabine, etravirine, fluvastatin, metronidazole, Sulfinpyrazone, tigecycline	carbamazepine, rifampin, aprepitant, bosentan, phenobarbital, St. John's wort
CYP 2D6	lidocaine, metoprolol, haloperidol, fluoxetine, amitriptyline, metoclopramide, codeine, oxycosone, tramadol	amiodarone, chlorpromazine, citalopram, bupropion	rifampin, dexamethasone

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Tecarfarin is Metabolized in the Human CarboxylEsterase 2 pathway (CES2

Enzymes	Substrates	Inhibitors	Inducers
CYP 3A4	amlodipine, simvastatin, warfarin, amiodarone, sildenafil, midazolam, fluoxetine, haloperidol, codeine, oxycodone, methadone, fentanyl	ciprofloxacin, ketoconazole, ritonavir, methylprednisone, imatinib, tamoxifen, cimetidine, grapefruit juice	simvastatin, efavirenz, pentobarbital, carbamazepine, phenobarbital, phenytoin, valproic acid, caffeine
CYP IA2	alosetron, caffeine, duloxetine, melatonin, ramelteon, tacrine, tizanidine	ciprofloxacin, enoxacin, fluvoxamine, oral contraceptives, phenylpropanolamine	montelukast, phenytoin, smoking components of cigarettes
CYP 2C8	repaglinide, paclitaxel, methadone	gemfibrozil, fluvoxamine, ketoconazole, trimethoprim	rifampin
CYP 2C9	celecoxib, warfarin, phenytoin	amiodarone, fluconazole, miconazole, oxandrolone, capecitabine, etravirine, fluvastatin, metronidazole, Sulfinpyrazone, tigecycline	carbamazepine, rifampin, aprepitant, bosentan, phenobarbital, St. John's wort
CYP 2D6	lidocaine, metoprolol, haloperidol, fluoxetine, amitriptyline, metoclopramide, codeine, oxycosone, tramadol	amiodarone, chlorpromazine, citalopram, bupropion	rifampin, dexamethasone

CES2 Substrate Drugs

Antiplateletes/Anticoagulants
- Acetylsalicylic acid
- Prasugrel
- Dabigatran etexilate

Angiotensin receptor blockers
- Candesartan cilexetil
- Olmesartan medoxomil
- Azilsartan medoxomil

Antivitral agents
- Tenfovir disoproxil
- Adefovir dipivoxil
- Valacyclovir

CNS agents
- Cocaine
- Heroin
- 6-monoacetylmorphine

Immunosuppressive agents
- Methylprednisolone sodium succinate
- Deflazacort

Oncology agents
- Irinotecan
- Capecitabine

Anesthetic drug
- Procaine

Limited Substrates Identified

Genetic variation exists, but limited evidence of clinical impact

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31 Tecarfarin Shows TTR Above Anticoagulation Control Threshold 0% 20% 40% 60% 80% 100% Overall (N=607) On CYP2C9 inhibiting drug (N=179) On CYP2C9 inhibitor with genetic variant (N = 55) 72.3% +0.8% △ Warfarin (p = 0.51) 76.5% +7.0% △ Warfarin (p = 0.09) 72.2% +2.3% △ Warfarin (p = 0.15) Tecarfarin percent time in therapeutic range (TTR) TTR of 70% or greater is generally accepted as the goal for stable anticoagulation with a VKA Source: EmbraceAC Review by Whitlock et al., 2016 o Tecarfarin vs. well - controlled warfarin trial o Randomized, double - blind trial designed to compare the quality of anticoagulation o Average TTR as measured by the International Normalized Ratio (INR) o Dosing managed by a centralized dose control center Phase 2/3 Trial Design Key Tecarfarin Findings: Demonstrated TTR >72% overall and across key subgroups Demonstrated trends suggesting improved TTR control i n key subgroups expected to do poorly with warfarin Demonstrated similar major bleeding as warfarin and no thrombotic events Tecarfarin provides stable anticoagulation

607 Patient Randomized Controlled Trial Shows Tecarfarin is Well-Tolerated for Stroke and Thrombus Prevention, with Fewer Hemorrhagic Events

Tecarfarin had fewer thrombotic events compared to warfarin

Randomized, double-blind clinical trial

N=607
Patients with indications for chronic anticoagulation

Tecarfarin (n = 304)

Warfarin (n = 303)



Tecafarin
Warfarin
0
2
0
2
0
1
Ischemic Stroke
Deep Venous Thrombosis
Pulmonary Embolis

Tecarfarin treated subjects experienced <u>fewer</u> major hemorrhages than the warfarin treated patients

Whitlock RP, Fordyce CB, Midei MG, et al. A randomised, double blind comparison of tecarfarin, a novel vitamin K antagonist, with warfarin. The EmbraceAC Trial. *Thromb Haemost.* 2016;116(2):241-250. doi:10.1160/TH15-11-0910

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33 33 Tecarfarin was Designed to be an Improvement to Warfarin Whitlock RP, Fordyce CB, Midei MG, et al. A randomized, double blind comparison of tecarfarin, a novel vitamin K antagonist, wit h warfarin. The EmbraceAC Trial. Thromb Haemost. 2016;116(2):241 - 250. doi:10.1160/TH15 - 11 - 0910 71.5 72.3 0 10 20 30 40 50 60 70 80 90 100 Warfarin (N=304) Tecarfarin (N=303) Time in Therapeutic Range (%) = 0.8% Percent Time in Therapeutic Range Based on Interpolated INR Tecarfarin was as effective as warfarin in patients with normal renal function Randomized, double - blind clinical trial N=607 P atients with indications for chronic anticoagulation Tecarfarin (n = 304) Warfarin (n = 303)

Summary of Guidelines Recommendations on Anticoagulant Treatment Prescription in Patients with Antiphospholipid Syndrome

PATIENTS WITH DEFINITE APS


Arterial thrombotic event
(ischemic stroke, myocardial infarction, systemic embolism) with any positivity
(single, double or triple)
ESC, ASH, EULAR*,BSH, ISTH
Triple positive APS
with both venous
or arterial thrombotic event
ESC, ASH, ISTH
Venous thrombotic event (PE/DVT)
Triple positive
ESC, ASH, EULAR*, BSH, NICE
Single/double positive
EULAR, BSH, ISTH
VKAs as First Choice
(acenocoumarol, warfarin)
DOACs NOT recommended
VKAs as First Choice

* EULAR recommends to not use Rivaroxaban

ESC = European Society of Cardiology
ASH = American Society of Hematology
EULAR = European Alliance of Associations for Rheumatology
BSH = British Society for Haematology
ISH = International Society of Hematology

Pastori D et al. *Front. Cardiovasc. Med.* 2021. 8:715878. doi: 10.3389/fcvm.2021.715878

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35 Summary Table % change between Stage 4 CKD patients vs healthy subjects matched for each drug using a randomized crossover design (n=23) Tecarfarin (% change) (S) - Warfarin (% change) AUC +15% +44% C max +6% +7% t 1/2 - 8% +19% This study suggests that tecarfarin does not require any dose adjustments in renal impaired/CKD patients Tecarfarin Phase 1 PK Trial in Stage 4 CKD Patients Provides Evidence that CKD does not alter Tecarfarin exposure while Warfarin Exposure is Increased Exposure increased 44% in Stage 4 CKD patients Plasma concentration and half - life increased in Stage 4 CKD patients Warfarin Elimination from the body was not affected by severe kidney dysfunction Half - life and the amount of drug in the body were similar in Stage 4 CKD patients and healthy subjects Tecarfarin Result Highlights Tecarfarin does not require any dose adjustments in renal impaired/CKD patients

36 Tecarfarin vs. Placebo in Patients with ESKD and AFib Randomized, Double - Blind, Placebo - Controlled (no active control) Tecarfarin Phase 3 Trial Design for ESKD and AFib Randomization stratified according to VKORC1 status Tecarfarin (n = 246) Placebo (n = 246) 12 - month follow - up for Primary Endpoint of time to combined endpoint of ischemic stroke or systemic embolism (80% power to detect a 25% treatment benefit) R 1:1 ES K D (eGFR < 15 mL/min/1.73 mm 2 ) documented chronic paroxysmal, persistent or permanent AFib Trial Sites: U.S. and Canada, ROW TBD Planned Enrollment N = 492